SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2002

SEROLOGICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26126	58-2142225

(State or Other Jurisdiction of Incorporation)	(Commission File) Number)	(IRS Employee Identification No.)

5655 Spalding Drive, Norcross, GA	30092

(Address of Principal Executive Offices)	(Zip Code)

(678) 728-2000

(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

On May 17, 2002, the Company issued a press release announcing the completion of the major initiatives from its ACE (Achieving Collective Excellence) Project which included the consolidation of Plasma Operations. The title, first, sixth, seventh, eighth, and ninth paragraphs, the last two sentences of the second paragraph and the first three sentences of the fifth paragraph of that press release, which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

The following Exhibit is filed or furnished as part of this Report to the extent described in Items 5 and 9.

Exhibit No.	Description of Exhibits

99.1	Press Release disclosing the completion of the Company’s ACE Project Initiatives and announcing consolidation of Plasma Operations released May 17, 2002.

Item 9.   Regulation FD Disclosure.

The third and fourth paragraphs, the first sentence of the second paragraph and the last sentence of the fifth paragraph of the press release, which appear as part of Exhibit 99.1, are not filed but are furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Serologicals Corporation

Date:	May 28, 2002	By:	/s/ Harold W. Ingalls

Harold W. Ingalls, Vice President/Chief Financial Officer

/s/ Samuel R. Schwartz

Samuel R. Schwartz, Corporate Controller/Chief Accounting Officer